UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 15, 2021
TRIUMPH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TBKCP	NASDAQ Global Select Market

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Retirement of R. Bryce Fowler; Appointment off W. Bradley Voss.
On July 15, 2021, R. Bryce Fowler, Executive Vice President and Chief Financial Officer of Triumph Bancorp, Inc. (the “Company”), informed the Company that he will be retiring effective September 1, 2021. Upon his retirement, Mr. Fowler is expected to enter into a consulting arrangement with the Company for an anticipated term of three years following his retirement and to continue to serve on the board of the Company’s subsidiary bank.
In connection with Mr. Fowler’s retirement and as part of the Company’s succession plan for such position, the Company has promoted W. Bradley Voss, currently the Executive Vice President and Treasurer of the Company, as Executive Vice President, Chief Financial Officer and Treasurer, effective September 1, 2021. Mr. Voss, 45, has served the Company in various financial roles since 2012, including as Senior Vice President and Treasurer from 2015 to 2019, and Executive Vice President and Treasurer since 2019. Prior to his employment with the Company, Mr. Voss worked in various roles with CSG Investments (an affiliate of Beal Bank), Highland Capital Management, L.P., Donaldson Lufkin and Jenrette and Bear Stearns. Mr. Voss holds a Bachelor of Business Administration in accounting and finance from Texas Christian University and a Master of Business Administration from University of Texas at Austin. He is a Chartered Financial Analyst (CFA) charter holder.
A copy of the press release issued by the Company announcing Mr. Fowler’s retirement and the promotion of Mr. Voss is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Investors are cautioned that such statements are predictions and that actual events or results may differ materially. The Company’s expected financial results or other plans are subject to a number of risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2021. Forward-looking statements speak only as of the date made, and the Company undertakes no duty to update the information.
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
99.1	Press release, dated July 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated July 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: July 15, 2021